U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 25, 2014

iBio, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or jurisdiction of incorporation or organization)

001-35023

(Commission File Number)

26-2797813

(I.R.S. Employer Identification Number)

9 Innovation Way, Suite 100, Newark, DE 19711

(Address of principal executive offices (Zip Code)

Registrant's telephone number: (302) 355-0650

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Purchase Agreement and Registration Rights Agreement with Aspire Capital

On August 25, 2014, iBio, Inc. (the “Company”), entered into a common stock purchase agreement (the “Purchase Agreement”) with Aspire Capital Fund, LLC, an Illinois limited liability company (“Aspire Capital”) which provides that, upon the terms and subject to the conditions and limitations set forth therein, Aspire Capital is committed to purchase up to an aggregate of $10.0 million of shares of the Company’s common stock over the 24-month term after a registration statement is declared effective by the U.S. Securities and Exchange Commission (“SEC”) relating to the transaction. Concurrently with entering into the Purchase Agreement, the Company also entered into a registration rights agreement with Aspire Capital (the “Registration Rights Agreement”), in which the Company agreed to file one or more registration statements to register under the Securities Act of 1933, as amended (the “Securities Act”), the sale of the shares of the Company’s common stock that may be issued to Aspire Capital under the Purchase Agreement.

Under the Purchase agreement, within two business days after approval of the transaction by the NYSE MKT, the Company has also agreed to sell, and Aspire Capital has agreed to buy, 1,136,354 shares of common stock (the "Initial Purchase Shares") for $500,000 in aggregate proceeds. The Company has agreed at such time to issue to Aspire Capital 681,818 shares of common stock as a commitment fee (the "Commitment Shares"). After a registration statement relating to the transaction is declared effective by the SEC, the Company has the right to sell up to an additional $9,500,000 of the Company’s common stock in the aggregate to Aspire Capital over a 24-month period. Specifically, on any trading day on which the closing sale price of the Company’s common stock equals or exceeds $0.44 (the closing sale price of the common stock on August 22, 2014, the business day prior to the date of the Purchase Agreement), the Company has the right, in its sole discretion, to present Aspire Capital with a purchase notice (each, a “Purchase Notice”), directing Aspire Capital (as principal) to purchase up to 150,000 shares of the Company’s common stock, per trading day, provided that the aggregate price of each such purchase shall not exceed $500,000 per trading day at a per share price (the “Purchase Price”) equal to the lesser of:

•	the lowest sale price of the Company’s common stock on the purchase date; or
•	the arithmetic average of the three lowest closing sale prices for the Company’s common stock during the ten consecutive trading days ending on the trading day immediately preceding the purchase date.

In addition, on any date on which the Company submits a Purchase Notice to Aspire Capital in an amount equal to 150,000 shares of common stock and the closing sale price of our common stock is equal to or greater than $0.44, the Company also has the right, in its sole discretion, to present Aspire Capital with a volume-weighted average price purchase notice (each, a “VWAP Purchase Notice”) directing Aspire Capital to purchase an amount of stock equal to up to 30% of the aggregate shares of the Company’s common stock traded on the NYSE MTK on the next trading day (the “VWAP Purchase Date”), subject to a maximum number of shares the Company may determine (the “VWAP Purchase Share Volume Maximum”), and a minimum trading price (the “VWAP Minimum Price Threshold”) which is equal to the greater of (a) 80% of the closing price of our common stock on the business day immediately preceding the VWAP Purchase Date or (b) such higher price as set forth by the Company in the VWAP Purchase Notice. The purchase price per share pursuant to such VWAP Purchase Notice (“VWAP Purchase Price”) shall be the lower of (i) the closing sale price on the date of sale and (ii) 97% of the volume-weighted average price for the Company’s common stock traded on the Principal Market on (i) the VWAP Purchase Date if the aggregate stock to be purchased on that date does not exceed the VWAP Purchase Share Volume Maximum, or (ii) the portion of such business day until such time as aggregate stock to be purchased will equal the VWAP Purchase Share Volume Maximum or the time at which the sale of the stock falls below the VWAP Minimum Price Threshold.

There are no trading volume requirements or restrictions under the Purchase Agreement, and the Company will control the timing and amount of sales of the Company’s common stock to Aspire Capital. Aspire Capital has no right to require any sales by the Company, but is obligated to make purchases from the Company as directed by the Company in accordance with the Purchase Agreement. There are no limitations on use of proceeds, financial or business covenants, restrictions on future fundings, rights of first refusal, participation rights, penalties or liquidated damages in the Purchase Agreement. The Purchase Agreement may be terminated by the Company at any time, at its discretion, without any penalty or cost to the Company. Aspire Capital has agreed that neither it nor any of its agents, representatives and affiliates shall engage in any direct or indirect short-selling or hedging of the Company’s common stock during any time prior to the termination of the Purchase Agreement. Any proceeds the Company receives under the Purchase Agreement are expected to be used for general working capital.

The Purchase Agreement also provides for customary events of default, upon the occurrence of which Aspire Capital may terminate the Purchase Agreement. Such events of default include, among others:

•	the lapse, or unavailability to Aspire Capital for the sale of stock of the Company’s common stock, of any registration statement that is required to be maintained effective pursuant to the terms of the Registration Rights Agreement, subject to specified cure periods;

•	the suspension from trading or failure of the Company’s common stock to be listed on a Principal Market (as defined in the Purchase Agreement) for a period of three consecutive business days;

•	the delisting of the Company’s common stock from the NYSE MKT, provided the Company’s common stock is not within three business days thereafter trading on the New York Stock Exchange, the Nasdaq Capital Market, the NASDAQ Global Select Market, the NASDAQ Global Market, the OTC Bulletin Board or the OTCQB marketplace or the OTCQX marketplace of the OTC Market Group, Inc.;

•	the failure for any reason by the Company’s transfer agent to issue Purchase Shares to Aspire Capital within five business days after the applicable Purchase Date (as defined in the Purchase Agreement) that Aspire Capital is entitled to receive;

•	if any proceeding against the Company is commenced pursuant to or within the meaning of any applicable bankruptcy or insolvency law; or

•	any breach by the Company of the representations or warranties or covenants contained in the Purchase Agreement or any related agreements which could have a material adverse effect on us, subject to a cure period of five business days for those breaches that are reasonably curable.

The foregoing is a summary description of certain terms of the Purchase Agreement and the Registration Rights Agreement and, by its nature, is incomplete. Copies of the Purchase Agreement and Registration Rights Agreement are filed herewith as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. All readers are encouraged to read the entire text of the Purchase Agreement and the Registration Rights Agreement.

The future issuance of the Commitment Shares, the Initial Purchase Shares and all other shares of common stock that may be issued from time to time to Aspire Capital under the Purchase Agreement is exempt from registration under the Securities Act, pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act.

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements related to the potential future sale of shares of the Company’s common stock and price for such sales under the Purchase Agreement. The words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. While the Company believes its plans, intentions and expectations reflected in those forward-looking statements are reasonable, these plans, intentions or expectations may not be achieved. The Company’s actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements. For information about the factors that could cause such differences, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, including the information discussed under the captions “Item 1 Business,” “Item 1A. Risk Factors” and “Item 7 Management’s Discussion and Analysis of Financial Condition and Results of Operations,” as well as the Company’s various other filings with the SEC. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The Company assumes no obligation to update any forward-looking statement.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth above in Item 1.01 is hereby incorporated by reference into this Item 3.02 in its entirety.

Item 7.01	Regulation FD Disclosure.

On August 26, 2014, the Company issued a press release announcing that it has entered into the Purchase Agreement with Aspire Capital. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Registration Rights Agreement, dated August 25, 2014, between iBio Inc. and Aspire Capital Fund, LLC *

10.1	Common Stock Purchase Agreement, dated August 25, 2014 between iBio Inc. and Aspire Capital Fund, LLC *
99.1	Press Release dated August 26, 2014, titled “iBio Enters Into $10 Million Common Stock Purchase Agreement with Aspire Capital”. * _________________ *Filed herewith.

Signature(s)

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IBIO INC.

Date: August 26, 2014	By:	/s/ Robert L. Erwin
Its: President